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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 16, 2005

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            Delaware                       1-13970               35-1848094
 (State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                  File Number)        Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 16, 2005, Chromcraft Revington, Inc. (the "Company") and Benjamin M. Anderson-Ray, the Company's Chairman and Chief Executive Officer, entered into a Restricted Stock Award Agreement (the "Award Agreement") relating to the award of 42,000 shares of restricted common stock of the Company to Mr. Anderson-Ray. This award is contemplated by the Employment Agreement between the Company and Mr. Anderson-Ray and was disclosed in an earlier report by the Company on Form 8-K.

         The Award Agreement provides that 14,000 shares of restricted common stock will vest on December 31, 2005, 2006 and 2007 so long as Mr. Anderson-Ray is employed by the Company pursuant to his Employment Agreement on the applicable vesting date. There are no other conditions or performance factors or goals that must be satisfied in order for the shares to become vested. In the event that Mr. Anderson-Ray is not so employed by the Company, all unvested shares of restricted common stock will be forfeited and revert back to the Company.

         Prior to the time that the shares of restricted common stock become vested, Mr. Anderson-Ray (a) is entitled to receive all dividends and distributions, if any, paid and to exercise all voting rights with respect to such shares, and (b) cannot sell, transfer, margin, bequeath, gift, pledge or otherwise dispose of, nor can a lien, security interest or option be placed on, such shares.

         In the event of a change in the Company's common stock due to a stock split, stock dividend, recapitalization or other event specified by the Compensation Committee of the Company's Board of Directors, the Committee will make appropriate adjustment or substitution in the number and type of shares of restricted common stock awarded to Mr. Anderson-Ray under the Award Agreement. In addition, in the event of a Change in Control (as defined in the Award Agreement), all unvested shares of restricted common stock will become vested immediately prior to the effectiveness of the Change in Control.

         The foregoing summary description of the material terms of the Award Agreement does not purport to be complete and is qualified in its entirety by reference to the Award Agreement, a copy of which is filed as an exhibit to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              10.91 Restricted Stock Award Agreement between the Company and Benjamin M. Anderson-Ray



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 22, 2005

                                        CHROMCRAFT REVINGTON, INC.

                                        By:  /s/ Frank T. Kane
                                             ---------------------------------
                                             Frank T. Kane
                                             Vice President - Finance and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number      Description
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10.91       Restricted Stock Award Agreement between the Company and Benjamin M.
            Anderson-Ray





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